Net Income Per Share - Computation of Basic and Diluted Net Income Per Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	May 31, 2019	May 31, 2018	May 31, 2017
Numerator:
Net income attributable to New Oriental Education & Technology Group Inc.'s shareholders	$ 238,065	$ 296,130	$ 274,457
Net income available for future distribution	$ 238,065	$ 296,130	$ 274,457
Denominator
Weighted average common shares outstanding Basic	158,293,890	158,168,794	157,551,320
Plus: incremental weighted average common shares from assumed exercise of share options and vesting of NES using the treasury stock method	745,455	387,706	435,074
Weighted average common shares outstanding Diluted	159,039,345	158,556,500	157,986,394
Net income per common share
- Basic	$ 1.50	$ 1.87	$ 1.74
- Diluted	$ 1.50	$ 1.87	$ 1.74